FOR IMMEDIATE RELEASE

DUFF & PHELPS REPORTS
SECOND QUARTER 2010 RESULTS
AND DECLARES QUARTERLY DIVIDEND

HIGHLIGHTS:
-	Quarterly revenues of $90.7 million including reimbursable expenses and $88.7 million excluding reimbursable expenses
-	Investment Banking revenues up 23.4% compared to the corresponding prior year quarter
-	Adjusted EBITDA(1) of $14.6 million, representing a 16.5% margin
-	Adjusted Pro Forma Net Income (1) of $0.19 per share
-
Acquires Cole & Partners, a Canadian-based independent financial advisory firm specializing in financial litigation support, business valuation, corporate finance advisory and forensic and investigative accounting

-	Repurchases 414,048 shares of Class A common stock to date for an aggregate purchase price of $5.7 million as part of our publicly announced program
-	Declares quarterly dividend of $0.06 per share of Class A common stock

NEW YORK, July 29, 2010 – Duff & Phelps Corporation (NYSE: DUF), a leading independent financial advisory and investment banking firm, today announced financial results for its second quarter of 2010 and declared a quarterly dividend.

Results
For the quarter ended June 30, 2010, Duff & Phelps generated revenues excluding reimbursable expenses of $88.7 million, compared to $90.1 million for the corresponding prior year quarter.  Adjusted EBITDA(1) for the quarter was $14.6 million, representing 16.5% of revenues excluding reimbursable expenses, compared to $16.8 million for the corresponding prior year quarter, representing 18.6% of revenues excluding reimbursable expenses.  Adjusted EBITDA(1) for the quarter excludes a $3.6 million charge related to the departure of our former president and one of our segment leaders(2).  Net income attributable to Duff & Phelps Corporation was $2.5 million, or $0.09 per share of Class A common stock on a fully diluted basis, compared to $1.7 million, or $0.09 for the corresponding prior year quarter.  Adjusted Pro Forma Net Income(1) was $7.2 million, or $0.19 per share on a fully exchanged, fully diluted basis, compared to $8.1 million, or $0.22 per share, for the corresponding prior year quarter.  Adjusted Pro Forma Net Income(1) per share excludes a $0.05 per share charge related to the departure of our former president and one of our segment leaders(2).

For the six months ended June 30, 2010, Duff & Phelps generated revenues excluding reimbursable expenses of $177.9 million, compared to $179.3 million for the corresponding prior year period.  Adjusted EBITDA(1) for the period was $30.1 million, representing 16.9% of revenues excluding reimbursable expenses, compared to $32.0 million for the corresponding prior year period, representing 17.8% of revenues excluding reimbursable expenses.  Adjusted EBITDA for the six months ended June 30, 2010 excludes a $3.6 million charge related to the departure of our former president and one of our segment leaders(2).  Net income attributable to Duff & Phelps Corporation was $6.8 million, or $0.25 per share of Class A common stock on a fully diluted basis, compared to $3.5 million, or $0.20 for the corresponding prior year period.  Adjusted Pro Forma Net Income(1) was $14.5 million, or $0.37 per share on a fully exchanged, fully diluted basis, compared to $15.1 million, or $0.42 per share, for the corresponding prior year period.  Adjusted Pro Forma Net Income(1) per share excludes a $0.05 per share charge related to the departure of our former president and one of our segment leaders(2).

"We began to see modest improvements in certain areas of our business relating to M&A activity, and our Global Restructuring Advisory business continued to exhibit growth in the second quarter as a result of recent economic volatility,” said Noah Gottdiener, chief executive officer.  “While other businesses, such as Portfolio Valuation, have experienced lower growth in recent quarters, we believe that meaningful opportunities exist to develop new offerings and further penetrate existing markets for these types of services.”

“Given the strength of our balance sheet, we have been more active with respect to capital deployment to grow our business and enhance shareholder returns,” commented Jacob Silverman, chief financial officer.  “This was evident in our acquisition of Cole & Partners in June as well as the increase in our quarterly dividend and implementation of our stock repurchase program."

FOR IMMEDIATE RELEASE

Declaration of Quarterly Dividend
The Company also announced today that its board of directors has declared a quarterly dividend of $0.06 per share on its outstanding Class A common stock.  The dividend is payable on August 27, 2010 to shareholders of record on August 17, 2010.

(1)	Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. See definitions and disclosures herein.
(2)
On April 22, 2010, the Company announced certain management changes related to the departure of our former president and one of our segment leaders.  The Company incurred a onetime charge associated with these changes of approximately $3.6 million in its second quarter of 2010 related to cash severance and the accounting impact of accelerated vesting of equity-based awards.  Of this amount, approximately $3.0 million primarily resulted from cash severance and a charge from the accelerated vesting of restricted stock awards which is added back to Adjusted EBITDA and Adjusted Pro Forma Net Income (as defined below).  The remaining approximately $0.5 million related to a charge from the accelerated vesting of Legacy Units and IPO Options, which is also added back to Adjusted EBITDA and Adjusted Pro Forma Net Income (as defined below) consistent with prior presentation.

Earnings Call Webcast
As previously announced, Duff & Phelps will host a conference call today, July 29, 2010, at 8:30 a.m. EDT to discuss the Company’s financial results.  Interested parties can access the webcast for this call through http://ir.duffandphelps.com/events.cfm.

About Duff & Phelps
As a leading global independent provider of financial advisory and investment banking services, Duff & Phelps delivers trusted advice to our clients principally in the areas of valuation, transactions, financial restructuring, dispute and taxation. Our world class capabilities and resources, combined with an agile and responsive delivery, distinguish our clients' experience in working with us. With offices in North America, Europe and Asia, Duff & Phelps is committed to fulfilling its mission to protect, recover and maximize value for its clients. Investment banking services in the United States are provided by Duff & Phelps Securities, LLC. Investment banking services in the United Kingdom and Germany are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority. Investment banking services in France are provided by Duff & Phelps SAS. For more information, visit www.duffandphelps.com.  (NYSE: DUF)

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures.  We believe that Adjusted EBITDA provides a relevant and useful alternative measure of our ongoing profitability and performance, when viewed in conjunction with GAAP measures, as it adjusts net income or loss attributable to Duff & Phelps Corporation for (a) net income or loss attributable to noncontrolling interest, (b) provision for income taxes, (c) interest expense and depreciation and amortization (a significant portion of which relates to debt and capital investments that have been incurred as the result of acquisitions and investments in stand-alone infrastructure which we do not expect to incur at the same levels in the future), (d) equity-based compensation associated with the Legacy Units of D&P Acquisitions, a significant portion of which is due to certain onetime grants associated with acquisitions prior to our IPO, and options to purchase shares of the Company’s Class A common stock granted in connection with the IPO, (e) impairment charges, acquisition retention expenses and other merger and acquisition costs, which are generally non-recurring in nature or are related to deferred payments associated with prior acquisitions, and (f) costs incurred from the realignment of our senior management which are generally non-recurring in nature and primarily include cash severance and charges from the accounting impact of the acceleration of vesting of restricted stock awards.

Given the level of acquisition activity during the period prior to our IPO, and related capital investments and one time equity grants associated with acquisitions during the this period (which we do not expect to incur at the same levels post IPO) and the IPO, and our belief that, as a professional services organization, our operations are not capital intensive on an ongoing basis, we believe the Adjusted EBITDA measure, in addition to GAAP financial measures, provides a relevant and useful benchmark for investors, in order to assess our financial performance and comparability to other companies in our industry.  The Adjusted EBITDA measure is utilized by our senior management to evaluate our overall performance and operating expense characteristics and to compare our performance to that of certain of our competitors.  A measure similar to Adjusted EBITDA is the principal measure that determines the compensation of our senior management team.  In addition, a measure similar to Adjusted EBITDA is a key measure that determines compliance with certain financial covenants under our credit facility.  Management compensates for the inherent limitations associated with using the Adjusted EBITDA measure through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net income or loss.  Furthermore, management also reviews GAAP measures, and evaluates individual measures that are not included in Adjusted EBITDA such as our level of capital expenditures, equity issuance and interest expense, among other measures.

FOR IMMEDIATE RELEASE

Adjusted EBITDA, as defined by the Company and reconciled below, consists of net income or loss attributable to Duff & Phelps Corporation before (a) net income or loss attributable to the noncontrolling interest, (b) provision for income taxes, (c) other expense/(income), net, (d) depreciation and amortization, (e) charges from impairment of intangible assets, (f) equity-based compensation associated with Legacy Units and IPO Options included in both compensation and benefits and in selling, general and administrative expenses, (g) acquisition retention expenses, (h) cash severance and equity-compensation expense from the acceleration of vesting of restricted stock awards due to the realignment of our senior management, and (i) merger and acquisition costs:

Reconciliation of Adjusted EBITDA

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Revenues (excluding client reimbursables)	$88,742	$90,053	$177,906	$179,318

Net income attributable to Duff & Phelps Corporation	$2,507	$1,734	$6,780	$3,499
Net income attributable to noncontrolling interest	2,111	3,465	5,406	8,281
Provision for income taxes	2,506	2,421	6,156	4,533
Other expense/(income), net	270	2,137	323	2,795
Depreciation and amortization	2,350	2,556	4,843	5,118
Charge from impairment of certain intangible assets	-	-	674	-
Equity-based compensation associated with Legacy Units and IPO Options	1,494	4,481	2,577	7,733
Charge from realignment of senior management (not included in equity-based compensation from Legacy Units and IPO Options above)	3,040	-	3,040	-
Merger and acquisition costs	321	-	321	-

Adjusted EBITDA	$14,599	$16,794	$30,120	$31,959

Adjusted EBITDA as a percentage of revenues	16.5%	18.6%	16.9%	17.8%

Adjusted Pro Forma Net Income, as defined by Duff & Phelps and reconciled below, consists of net income or loss attributable to Duff & Phelps Corporation before (a) net income or loss attributable to the noncontrolling interest, (b) a non-recurring charge from the repayment and subsequent termination of our former credit agreement, (c) equity-based compensation associated with Legacy Units and IPO Options included in both compensation and benefits and in selling, general and administrative expenses, (d) acquisition retention expenses, (e) cash severance and equity-compensation expense from the acceleration of vesting of restricted stock awards due to the realignment of our senior management, (f) merger and acquisition costs, and less (g) pro forma corporate income tax applied at an assumed rate as specified in the applicable footnote (such assumed pro forma corporate income tax rate may fluctuate between periods and may include true-ups relating to prior periods, based on management estimates and judgments).  Adjusted Pro Forma Net Income per share, as defined by Duff & Phelps, consists of Adjusted Pro Forma Net Income divided by the weighted average number of the Company's Class A and Class B shares for the applicable period, giving effect to the dilutive impact, if any, of stock options and restricted stock awards.

FOR IMMEDIATE RELEASE

Reconciliation of Adjusted Pro Forma Net Income

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Net income attributable to Duff & Phelps Corporation	$2,507	$1,734	$6,780	$3,499
Net income attributable to noncontrolling interest(a)	2,111	3,465	5,406	8,281
Loss on early extinguishment of debt(b)	-	1,737	-	1,737
Equity-based compensation associated with Legacy Units and IPO Options(c)	1,494	4,481	2,577	7,733
Charge from realignment of senior management (not included in equity-based compensation from Legacy Units and IPO Options above)(d)	3,040	-	3,040	-
Merger and acquisition costs	321	-	321	-
Adjustment to provision for income taxes(e)	(2,270)	(3,333)	(3,639)	(6,167)

Adjusted Pro Forma Net Income, as defined	$7,203	$8,084	$14,485	$15,083

Pro forma fully exchanged, fully diluted shares outstanding(f)	38,681	36,780	38,850	35,818

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding	$0.19	$0.22	$0.37	$0.42

(a)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(b)	Represents a non-recurring charge from the repayment and subsequent termination of our credit agreement.
(c)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(d)	Represents elimination of a charge from the departure of our former president and one of our segment leaders which is not included in equity-based compensation from Legacy Units and IPO Options.
(e)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.3% and 41.5% for the full year, as applied to the three months ended June 30, 2010 and 2009, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  For the three months ended June 30, 2010 and 2009, the pro forma tax rates of 39.8% and 41.6% reflect a true-up adjustment relating to the three months ended March 31, 2010 and 2009, respectively.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(f)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the three and six months ended June 30, 2010 and 2009, respectively.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

Both Adjusted EBITDA and Adjusted Pro Forma Net Income are non-GAAP financial measures which are not prepared in accordance with, and should not be considered alternatives to, measurements required by GAAP, such as operating income, net income or loss, net income or loss per share, cash flow from continuing operating activities or any other measure of performance or liquidity derived in accordance with GAAP.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  In addition, it should be noted that companies calculate Adjusted EBITDA and Adjusted Pro Forma Net Income differently and, therefore, Adjusted EBITDA and Adjusted Pro Forma Net Income as presented for us may not be comparable to Adjusted EBITDA and Adjusted Pro Forma Net Income reported by other companies.

FOR IMMEDIATE RELEASE

Disclosure Regarding Forward-Looking Statements
Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company’s current views with respect to, among other things, future events and financial performance.  The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words.  Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations.  The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved.  Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity.  If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2009 and any subsequent filings of our Quarterly Reports on Form 10-Q.  The forward-looking statements included in this press release are made only as of the date this press release was issued.  The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor Relations
Marty Dauer
+1 212 871 7700
investor.relations@duffandphelps.com

Media Relations
Alex Wolfe
+1 212 871 9087
alex.wolfe@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

Revenues	$88,742	$90,053	$177,906	$179,318
Reimbursable expenses	1,962	2,626	4,760	4,663
Total revenues	90,704	92,679	182,666	183,981

Direct client service costs
Compensation and benefits (includes $4,215 and $5,075 of equity-based compensation for the three months ended June 30, 2010 and 2009, respectively, and $7,932 and $9,338 for the six months ended June 30, 2010 and 2009, respectively)	50,415	51,698	99,013	102,828
Other direct client service costs	1,881	1,543	3,869	2,847
Reimbursable expenses	2,039	2,637	4,893	4,652
	54,335	55,878	107,775	110,327

Operating expenses
Selling, general and administrative (includes $2,005 and $1,665 of equity-based compensation for the three months ended June 30, 2010 and 2009, respectively, and $3,458 and $3,556 for the six months ended June 30, 2010 and 2009, respectively)	26,304	24,488	50,388	49,428
Depreciation and amortization	2,350	2,556	4,843	5,118
Charge from impairment of certain intangible assets	-	-	674	-
Merger and acquisition costs	321	-	321	-
	28,975	27,044	56,226	54,546

Operating income	7,394	9,757	18,665	19,108

Other expense/(income), net
Interest income	(53)	(3)	(77)	(17)
Interest expense	76	333	168	988
Loss on early extinguishment of debt	-	1,737	-	1,737
Other expense	247	70	232	87
	270	2,137	323	2,795

Income before income taxes	7,124	7,620	18,342	16,313

Provision for income taxes	2,506	2,421	6,156	4,533

Net income	4,618	5,199	12,186	11,780

Less: Net income attributable to noncontrolling interest	2,111	3,465	5,406	8,281

Net income attributable to Duff & Phelps Corporation	$2,507	$1,734	$6,780	$3,499

Weighted average shares of Class A common stock outstanding
Basic	25,058	17,356	25,022	15,428
Diluted	25,754	18,111	25,903	16,045

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation
Basic	$0.10	$0.10	$0.26	$0.21
Diluted	$0.09	$0.09	$0.25	$0.20

Cash dividends declared per common share	$0.06	$0.05	$0.11	$0.05

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
YEAR-OVER-YEAR SUMMARY OF REVENUE BY SEGMENT
(In thousands)
(Unaudited)

									Variance		Variance
	2009					2010			Q2 2010 vs Q2 2009		H1 2010 vs H1 2009
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Total	Dollar	Percent	Dollar	Percent
Financial Advisory
Valuation Advisory	$40,370	$33,772	$29,692	$34,676	$138,510	$35,020	$32,829	$67,849	$(943)	(2.8)%	$(6,293)	(8.5)%
Tax Services	10,878	11,972	15,045	10,007	47,902	9,447	12,089	21,536	117	1.0%	(1,314)	(5.8)%
Dispute & Legal
Management Consulting	9,643	12,162	12,897	12,518	47,220	9,415	9,316	18,731	(2,846)	(23.4)%	(3,074)	(14.1)%
	60,891	57,906	57,634	57,201	233,632	53,882	54,234	108,116	(3,672)	(6.3)%	(10,681)	(9.0)%

Corporate Finance Consulting
Portfolio Valuation	6,295	4,338	5,858	5,662	22,153	5,482	4,642	10,124	304	7.0%	(509)	(4.8)%
Financial Engineering	4,148	5,159	5,201	4,663	19,171	4,126	3,355	7,481	(1,804)	(35.0)%	(1,826)	(19.6)%
Strategic Value Advisory	2,620	3,588	4,034	3,208	13,450	3,158	2,883	6,041	(705)	(19.6)%	(167)	(2.7)%
Due Diligence	1,553	1,893	2,352	2,384	8,182	2,170	2,439	4,609	546	28.8%	1,163	33.7%
	14,616	14,978	17,445	15,917	62,956	14,936	13,319	28,255	(1,659)	(11.1)%	(1,339)	(4.5)%

Investment Banking
Global Restructuring Advisory	5,578	8,614	11,038	12,164	37,394	9,841	12,004	21,845	3,390	39.4%	7,653	53.9%
Transaction Opinions	6,101	6,180	2,714	6,081	21,076	6,823	6,041	12,864	(139)	(2.2)%	583	4.7%
M&A Advisory	2,079	2,375	4,409	6,982	15,845	3,682	3,144	6,826	769	32.4%	2,372	53.3%
	13,758	17,169	18,161	25,227	74,315	20,346	21,189	41,535	4,020	23.4%	10,608	34.3%

Total Revenues	$89,265	$90,053	$93,240	$98,345	$370,903	$89,164	$88,742	$177,906	$(1,311)	(1.5)%	$(1,412)	(0.8)%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Financial Advisory
Revenues (excluding reimbursables)	$54,234	$57,906	$108,116	$118,797
Segment operating income	$8,449	$10,339	$15,987	$20,688
Segment operating income margin	15.6%	17.9%	14.8%	17.4%

Corporate Finance Consulting
Revenues (excluding reimbursables)	$13,319	$14,978	$28,255	$29,594
Segment operating income	$1,177	$3,178	$4,159	$6,430
Segment operating income margin	8.8%	21.2%	14.7%	21.7%

Investment Banking
Revenues (excluding reimbursables)	$21,189	$17,169	$41,535	$30,927
Segment operating income	$5,050	$3,288	$10,107	$4,831
Segment operating income margin	23.8%	19.2%	24.3%	15.6%

Total
Revenues (excluding reimbursables)	$88,742	$90,053	$177,906	$179,318

Segment operating income	$14,676	$16,805	$30,253	$31,949
Net client reimbursable expenses	(77)	(11)	(133)	11
Equity-based compensation from
Legacy Units and IPO Options	(1,494)	(4,481)	(2,577)	(7,734)
Depreciation and amortization	(2,350)	(2,556)	(4,843)	(5,118)
Charge from impairment of certain intangible assets	-	-	(674)	-
Charge from realignment of senior management (not included in equity-based compensation from Legacy Units and IPO Options above)	(3,040)	-	(3,040)	-
Merger and acquisition costs	(321)	-	(321)	-
Operating income	$7,394	$9,757	$18,665	$19,108

_____________________________________________________________________

Average Client Service Professionals
Financial Advisory	566	658	587	679
Corporate Finance Consulting	113	134	119	133
Investment Banking	127	135	129	135
Total	806	927	835	947

End of Period Client Service Professionals
Financial Advisory	548	640	548	640
Corporate Finance Consulting	109	136	109	136
Investment Banking	125	131	125	131
Total	782	907	782	907

Revenue per Client Service Professional
Financial Advisory	$96	$88	$184	$175
Corporate Finance Consulting	$118	$112	$237	$223
Investment Banking	$167	$127	$322	$229
Total	$110	$97	$213	$189

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT – CONTINUED
(In thousands, except utilization, rate-per-hour and headcount data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Utilization(1)
Financial Advisory	63.9%	62.3%	64.6%	64.8%
Corporate Finance Consulting	56.7%	60.2%	57.5%	57.9%

Rate-Per-Hour(2)
Financial Advisory	$356	$328	$341	$316
Corporate Finance Consulting	$438	$393	$452	$410

_______________________________________________________________________

Revenues (excluding reimbursables)
Financial Advisory	$54,234	$57,906	$108,116	$118,797
Corporate Finance Consulting	13,319	14,978	28,255	29,594
Investment Banking	21,189	17,169	41,535	30,927
Total	$88,742	$90,053	$177,906	$179,318

Average Number of Managing Directors
Financial Advisory	91	99	92	100
Corporate Finance Consulting	30	30	31	30
Investment Banking	41	39	41	37
Total	162	168	164	167

End of Period Managing Directors
Financial Advisory	94	96	94	96
Corporate Finance Consulting	29	31	29	31
Investment Banking	40	38	40	38
Total	163	165	163	165

Revenue per Managing Director
Financial Advisory	$596	$585	$1,175	$1,188
Corporate Finance Consulting	$444	$499	$911	$986
Investment Banking	$517	$440	$1,013	$836
Total	$548	$536	$1,085	$1,074

(1)
The utilization rate for any given period is calculated by dividing the number of hours incurred by client service professionals who worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days.  Financial Advisory utilization excludes approximately 60 client service professionals associated with Rash & Associates, L.P. (“Rash”), a wholly-owned subsidiary of the Company, due to the nature of the work performed.

(2)
Average billing rate-per-hour is calculated by dividing applicable revenues for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period.  Financial Advisory revenues used to calculate rate-per-hour exclude approximately $1,798 and $2,430 of revenues associated with Rash in the three months ended June 30, 2010 and 2009, respectively, and $3,381 and $4,322 of revenues associated with Rash in the six months ended June 30, 2010 and 2009, respectively.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SUMMARY OF CLIENT SERVICE PROFESSIONALS BY SEGMENT
(Unaudited)

	2009					2010
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Average Client Service Professionals
Financial Advisory	700	658	642	627	657	607	566	587
Corporate Finance Consulting	131	134	133	130	132	124	113	119
Investment Banking	136	135	130	131	133	131	127	129
	967	927	905	888	922	862	806	835

End of Period Client Service Professionals
Financial Advisory	681	640	641	618		585	548
Corporate Finance Consulting	130	136	131	129		117	109
Investment Banking	137	131	130	131		128	125
	948	907	902	878		830	782

	2009					2010
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Average Managing Directors
Financial Advisory	101	99	95	93	97	91	91	92
Corporate Finance Consulting	30	30	31	29	30	32	30	31
Investment Banking	36	39	40	40	39	40	41	41
	167	168	166	162	166	163	162	164

End of Period Managing Directors
Financial Advisory	101	96	93	93		88	94
Corporate Finance Consulting	30	31	29	30		31	29
Investment Banking	38	38	40	40		39	40
	169	165	162	163		158	163

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)
(Unaudited)

	June 30,	December 31,
	2010	2009
ASSETS
Current assets
Cash and cash equivalents	$79,231	$107,311
Restricted cash	3,156	-
Accounts receivable (net of allowance for doubtful accounts of $1,279 at June 30, 2010 and $1,690 at December 31, 2009)	51,812	55,079
Unbilled services	27,743	22,456
Prepaid expenses and other current assets	8,962	6,100
Net deferred income taxes, current	566	4,601
Total current assets	171,470	195,547

Property and equipment (net of accumulated depreciation of $23,111 at June 30, 2010 and $20,621 at December 31, 2009)	28,387	27,413
Goodwill	129,636	122,876
Intangible assets (net of accumulated amortization of $22,054 at June 30, 2010 and $16,881 at December 31, 2009)	30,818	27,907
Other assets	2,889	3,218
Investments related to deferred compensation plan	20,295	17,807
Net deferred income taxes, non-current	111,221	112,265
Total non-current assets	323,246	311,486

Total assets	$494,716	$507,033

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$2,038	$2,459
Accrued expenses	5,805	11,609
Accrued compensation and benefits	18,345	35,730
Deferred revenues	3,683	3,633
Other current liabilities	170	993
Current portion due to noncontrolling unitholders	4,303	4,303
Total current liabilities	34,344	58,727

Liability related to deferred compensation plan, less current portion	20,237	18,051
Other long-term liabilities	15,715	15,400
Due to noncontrolling unitholders, less current portion	101,382	101,098
Total non-current liabilities	137,334	134,549

Total liabilities	171,678	193,276

Commitments and contingencies

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	-	-
Class A common stock, par value $0.01 per share (100,000 shares authorized; 28,208 and 27,290 shares issued and outstanding at June 30, 2010 and December 31, 2009, respectively)	282	273
Class B common stock, par value $0.0001 per share (50,000 shares authorized; 12,909 and 12,974 shares issued and outstanding at June 30, 2010 and December 31, 2009, respectively)	1	1
Additional paid-in capital	213,921	207,210
Accumulated other comprehensive income/(loss)	(1,395)	693
Retained earnings	10,381	6,709
Total stockholders' equity of Duff & Phelps Corporation	223,190	214,886
Noncontrolling interest	99,848	98,871
Total stockholders' equity	323,038	313,757
Total liabilities and stockholders' equity	$494,716	$507,033

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,	June 30,
	2010	2009
Cash flows from operating activities:
Net income	$12,186	$11,780

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,843	5,118
Equity-based compensation	11,390	12,894
Bad debt expense	809	1,362
Net deferred income taxes	5,364	5,784
Charge from impairment of certain intangible assets	674	-
Loss on early extinguishment of debt	-	1,674
Other	127	(357)
Changes in assets and liabilities providing/(using) cash:
Accounts receivable	5,316	(5,189)
Unbilled services	(4,823)	(8,936)
Prepaid expenses and other current assets	(1,699)	1,515
Other assets	728	(1,221)
Accounts payable and accrued expenses	(6,901)	(2,019)
Accrued compensation and benefits	(18,704)	(21,329)
Deferred revenues	(121)	1,226
Other liabilities	(27)	-
Net cash provided by operating activities	9,162	2,302

Cash flows from investing activities:
Purchase of property and equipment	(3,561)	(3,872)
Business acquisitions, net of cash acquired	(11,807)	-
Purchase of investments for deferred compensation plan	(2,975)	(5,684)
Net cash used in investing activities	(18,343)	(9,556)

Cash flows from financing activities:
Repurchases of Class A common stock	(8,177)	(740)
Increase in restricted cash	(3,156)	(4,043)
Dividends	(3,141)	(1,197)
Distributions and other payments to noncontrolling unitholders	(2,135)	(12,370)
Proceeds from exercises of IPO Options	82	343
Other	(3)	-
Net proceeds from sale of Class A common stock	-	111,871
Redemption of noncontrolling unitholders	-	(67,112)
Repayments of debt	-	(42,763)
Fees associated with early extinguishment of debt	-	(63)
Net cash used in financing activities	(16,530)	(16,074)

Effect of exchange rate on cash and cash equivalents	(2,369)	535

Net decrease in cash and cash equivalents	(28,080)	(22,793)
Cash and cash equivalents at beginning of period	107,311	81,381
Cash and cash equivalents at end of period	$79,231	$58,588

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30, 2010
	As			Adjusted
	Reported	Adjustments		Pro Forma
Revenues	$88,742	$-		$88,742
Reimbursable expenses	1,962	-		1,962
Total revenues	90,704	-		90,704

Direct client service costs
Compensation and benefits	50,415	(1,176	)(a)	49,239
Other direct client service costs	1,881	-		1,881
Reimbursable expenses	2,039	-		2,039
	54,335	(1,176)		53,159

Operating expenses
Selling, general and administrative	26,304	(3,358	)(a)	22,946
Depreciation and amortization	2,350	-		2,350
Merger and acquisition costs	321	(321)		-
	28,975	(3,679)		25,296

Operating income	7,394	4,855		12,249

Other expense/(income), net
Interest income	(53)	-		(53)
Interest expense	76	-		76
Other expense	247	-		247
	270	-		270

Income before income taxes	7,124	4,855		11,979

Provision for income taxes	2,506	2,270	(b)	4,776

Net income	4,618	2,585		7,203

Less: Net income attributable to the noncontrolling interest	2,111	(2,111	)(c)	-

Net income attributable to Duff & Phelps Corporation	$2,507	$4,696		$7,203

Pro forma fully exchanged, fully diluted shares outstanding			(d)	38,681

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.19

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options and a charge from the departure of our former president and one of our segment leaders.
(b)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.3% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  For the quarter ended June 30, 2010, the pro forma tax rate of 39.9% reflects a true-up adjustment relating to the three months ended March 31, 2010.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(c)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(d)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the quarter ended June 30, 2010.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma
Revenues	$90,053	$-		$90,053
Reimbursable expenses	2,626	-		2,626
Total revenues	92,679	-		92,679

Direct client service costs
Compensation and benefits	51,698	(3,548	)(a)	48,150
Other direct client service costs	1,543	-		1,543
Reimbursable expenses	2,637	-		2,637
	55,878	(3,548)		52,330

Operating expenses
Selling, general and administrative	24,488	(933	)(a)	23,555
Depreciation and amortization	2,556	-		2,556
	27,044	(933)		26,111

Operating income	9,757	4,481		14,238

Other expense/(income), net
Interest income	(3)	-		(3)
Interest expense	333	-		333
Loss on early extinguishment of debt	1,737	(1,737	)(b)	-
Other expense	70	-		70
	2,137	(1,737)		400

Income before income taxes	7,620	6,218		13,838

Provision for income taxes	2,421	3,333	(c)	5,754

Net income	5,199	2,885		8,084

Less: Net income attributable to the noncontrolling interest	3,465	(3,465	)(d)	-

Net income attributable to Duff & Phelps Corporation	$1,734	$6,350		$8,084

Pro forma fully exchanged, fully diluted shares outstanding			(e)	36,780

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.22

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)	Represents a non-recurring charge from the repayment and subsequent termination of our credit agreement.
(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 41.4% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the quarter ended June 30, 2009.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Six Months Ended June 30, 2010
	As			Adjusted
	Reported	Adjustments		Pro Forma
Revenues	$177,906	$-		$177,906
Reimbursable expenses	4,760	-		4,760
Total revenues	182,666	-		182,666

Direct client service costs
Compensation and benefits	99,013	(1,774	)(a)	97,239
Other direct client service costs	3,869	-		3,869
Reimbursable expenses	4,893	-		4,893
	107,775	(1,774)		106,001

Operating expenses
Selling, general and administrative	50,388	(3,843	)(a)	46,545
Depreciation and amortization	4,843	-		4,843
Charge from impairment of certain intangible assets	674	-		674
Merger and acquisition costs	321	(321)		-
	56,226	(4,164)		52,062

Operating income	18,665	5,938		24,603

Other expense/(income), net
Interest income	(77)	-		(77)
Interest expense	168	-		168
Other expense	232	-		232
	323	-		323

Income before income taxes	18,342	5,938		24,280

Provision for income taxes	6,156	3,639	(b)	9,795

Net income	12,186	2,299		14,485

Less: Net income attributable to the noncontrolling interest	5,406	(5,406	)(c)	-

Net income attributable to Duff & Phelps Corporation	$6,780	$7,705		$14,485

Pro forma fully exchanged, fully diluted shares outstanding			(d)	38,850

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.37

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options and a charge from the departure of our former president and one of our segment leaders.
(b)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.3% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  The pro forma tax rate has changed from prior levels as a result of true-up adjustments.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(c)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(d)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the six months ended June 30, 2010.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Six Months Ended June 30, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma
Revenues	$179,318	$-		$179,318
Reimbursable expenses	4,663	-		4,663
Total revenues	183,981	-		183,981

Direct client service costs
Compensation and benefits	102,828	(5,880	)(a)	96,948
Other direct client service costs	2,847	-		2,847
Reimbursable expenses	4,652	-		4,652
	110,327	(5,880)		104,447

Operating expenses
Selling, general and administrative	49,428	(1,853	)(a)	47,575
Depreciation and amortization	5,118	-		5,118
	54,546	(1,853)		52,693

Operating income	19,108	7,733		26,841

Other expense/(income), net
Interest income	(17)	-		(17)
Interest expense	988	-		988
Loss on early extinguishment of debt	1,737	(1,737	)(b)	-
Other expense	87	-		87
	2,795	(1,737)		1,058

Income before income taxes	16,313	9,470		25,783

Provision for income taxes	4,533	6,167	(c)	10,700

Net income	11,780	3,303		15,083

Less: Net income attributable to the noncontrolling interest	8,281	(8,281	)(d)	-

Net income attributable to Duff & Phelps Corporation	$3,499	$11,584		$15,083

Pro forma fully exchanged, fully diluted shares outstanding			(e)	35,818

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.42

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)	Represents a non-recurring charge from the repayment and subsequent termination of our credit agreement.
(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 41.5% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the six months ended June 30, 2009.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

###